United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 23, 2007

TRANSGENOMIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30975
(State of Formation)	(Commission File Number)

911789357

(IRS Employer Identification Number)

12325 Emmet Street Omaha, NE	68164
(Address of principal executive offices)	(Zip Code)

(402) 452-5400

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting held on May 23, 2007, the Board of Directors adopted amendments to Sections 1 and 2 of Article VI of the Registrant’s Bylaws. As a result of these amendments, the Registrant will be authorized to issue either certificated or uncertificated shares of its stock, and transfers of the Registrant’s stock shall be made on the Registrant’s books and, if the stock is certificated, upon presentation of a duly endorsed stock certificate. Prior to such amendment, all of the Registrant’s stock was certificated.

Item 9.01	Financial Statements and Exhibits.

(3)(ii)	Amended and Restated Bylaws of Transgenomic, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSGENOMIC, INC.

By	/s/ Craig Tuttle
Craig Tuttle, President and Chief Executive Officer

May 24, 2007

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